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                                                                   EXHIBIT 10.12

                                                                [EXECUTION COPY]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY STATE SECURITIES LAWS AND SUCH WARRANTS HAVE BEEN ISSUED TO THE HOLDER IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION AND QUALIFICATION PROVIDED IN THE 1933 ACT AND THE RULES AND REGULATIONS THERETO AND THE APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, NEITHER SUCH SECURITIES OR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

Warrant No.: W-1                                       As of September 30, 1999

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                         NORTHSTAR HEALTH SERVICES, INC.

         THIS CERTIFIES THAT, for value received, CERBERUS CAPITAL MANAGEMENT LLC, as Agent for the Lenders under the Credit Agreement referred to below, or its assignee together with any transferee (the "Holder"), is entitled, in accordance with the terms and conditions hereinafter set forth, to subscribe for and purchase from Northstar Health Services, Inc., a Delaware corporation (the "Company"), at any time after the date of this Warrant and on or prior to 5:00 p.m. New York City time on January 1, 2003 (the "Expiration Date"), up to 240,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock") (such number of shares as from time to time adjusted as hereinafter provided, the "Warrant Shares"), at the price of $.25 per share (such price as from time to time adjusted as hereinafter provided, the "Exercise Price") and to receive a certificate or certificates for the Warrant Shares so purchased, upon presentation and surrender of this Warrant at the location set forth in Section 1(a) below, together with the Exercise Price of the shares so purchased. For purposes of this Warrant, the term "Credit Agreement" means that certain Amended and Restated Credit Agreement, dated as of September 30, 1999, among the Company, the Subsidiary Guarantors party thereto, the Lenders listed therein, Cerberus Capital Management, LLC, as Agent and The Chase Manhattan Bank, as Collateral Agent.

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         Section 1. Exercise.

         (a) Method of Exercise. Subject to compliance with all applicable securities laws, this Warrant may be exercised from time to time in whole or in part on or prior to the Expiration Date, by delivering to the Company at The Atrium, 665 Philadelphia Street, P.O. Box 1289, Indiana, Pennsylvania 15701 (i) this Warrant, (ii) a subscription form, substantially in the form of Exhibit A attached hereto (the "Subscription Form") duly completed and executed by the Holder and (iii) payment of the Exercise Price as set forth below in Section 1(b).

         (b) Payment of Exercise Price. Payment of the Exercise Price may be made, at the option of the Holder, either (i) by payment to the Company, by check or wire transfer of an amount in immediately available funds equal to the product of (A) the then applicable Exercise Price, multiplied by (B) the number of Warrant Shares then being purchased, or (ii) by surrender of the right to receive upon exercise of this Warrant a number of shares of Common Stock having a value (as determined below) equal to the product of (A) the then applicable Exercise Price, multiplied by (B) the number of Warrant Shares then being purchased, in which case, the number of Warrant Shares to be issued to the Holder upon such exercise shall be calculated using the following formula:

                                  Y * (A - B)
                                  -----------
                          X  =         A

         with     X =      the number of shares of Common Stock to be issued to
                           the Holder

                  Y = the number of Warrant Shares with respect to which the Warrant is being exercised

                  A = the Fair Market Value (as determined below) of one share of Common Stock

                  B =      the then applicable Exercise Price of the Warrant.

         For purposes of this Warrant, the term "Fair Market Value" shall mean the average of the daily Closing Prices (as hereinafter defined) for the 10 consecutive Trading Days (as hereinafter defined) immediately prior to the date in question. "Closing Price" on any day means the last sales price, regular way, per share of such stock on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such stock are listed or admitted to trading, or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices in the over-the-counter market as reported by the National Association of Securities Dealers Inc.'s Automated Quotation System. "Trading Day" means a day on which the principal national securities exchange on which such

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shares of such stock are listed or admitted to trading is open for the transaction of business or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York, are not authorized or obligated by law or executive order to close.

         (c) Date of Exercise. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Section 1(a) above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such date.

         (d) Issuance of Certificates for Warrant Shares; No Fractional Shares. As soon as practicable after the Company's receipt of the Warrant surrendered in connection with an exercise provided for in Section 1(a) above, the Company shall issue and deliver to the person or persons entitled to receive the Warrant Shares issuable upon such exercise of the Warrant, a certificate or certificates for the number of whole shares of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current fair market value of one whole share of Common Stock as of the date of exercise, as determined in good faith by the Board of Directors of the Company. No fractional shares shall be issued upon the exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares.

         (e) Partial Exercise. Upon a partial exercise of this Warrant, this Warrant shall be surrendered by the Holder and replaced with a new Warrant of like tenor in the name of the Holder providing for the right to purchase the number of shares of Common Stock as to which this Warrant has not then been exercised.

         (f) Taxes. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant will be made without charge by the Company to the Holder for any issue tax (other than applicable income tax).

         Section 2. Adjustment of Exercise Price and Number of Warrant Shares. The Exercise Price and the number of Warrant Shares shall each be subject to adjustment from time to time as set forth below.

         (a) Dividends and Distributions. In the event the Company shall, at any time or from time to time, distribute to the holders of any of its Common Stock any dividend or other distribution of any Assets, other than dividends payable in Common Stock, Options or Convertible Securities, and any cash dividend that, when added to all other cash dividends paid in the 12 months immediately preceding the declaration date of such dividend (excluding any such other dividend included in a previous adjustment of the Exercise Price pursuant to this paragraph (a)), does not exceed 2% (on an annualized basis) of the Current Market Price per share of Common Stock on such declaration date, then:

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                  (i) the Exercise Price shall be reduced to equal the product obtained by multiplying (A) the Exercise Price then in effect by (B) a fraction, (x) the numerator of which shall be (I) the Current Market Price per share of Common Stock on the record date for such distribution less (II) the sum of (a) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (b) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of Assets other than cash, and (y) the denominator of which shall be such Current Market Price per share of Common Stock on the record date for such distribution, and

                  (ii) the number of Warrant Shares shall be increased to equal the product obtained by multiplying (A) the Exercise Price in effect immediately prior to the record date for such distribution by (B) a fraction, (x) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (i) of this paragraph and (y) the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

         The adjustments required by this paragraph (a) shall be made whenever any such distribution is made and shall be retroactive to the record date for the determination of stockholders entitled to receive such distribution.

         (b) Dividends Payable in Common Stock and Changes in Common Stock. In the event the Company shall, at any time or from time to time, (x) issue any shares of Common Stock as a stock dividend to the holders of Common Stock or (y) subdivide or combine any outstanding shares of Common Stock into a greater or lesser number of shares (each such event being a "Change of Shares"), then:

                  (i) the number of Warrant Shares immediately prior to such action shall be adjusted so that the Holder, upon exercising the Warrant shall be entitled to the number of shares of Common Stock that the Holder would have owned or have been entitled to receive after the happening of such event had the Warrant been exercised immediately prior to the record date (or, if there is no record date, the effective date) for such event, and

                  (ii) the Exercise Price shall be adjusted to equal the product determined by multiplying (A) the Exercise Price in effect immediately prior to such event by (B) a fraction, (x) the numerator of which shall be the number of Warrant Shares immediately prior to such event and (y) the denominator of which shall be the number of Warrant Shares after the adjustment referred to above.

         An adjustment made pursuant to this clause (b) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective

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immediately after the effective date in other cases, but any shares of Common
Stock issuable solely as a result of such adjustment shall not be issued prior to the effective date of such event.

         (c) Common Stock Issuances. In the event the Company shall, at any time or from time to time, issue, sell or otherwise distribute (including by way of deemed distributions pursuant to paragraphs (e) and (f) below) any shares of Common Stock (other than pursuant to a Change of Shares or the exercise of any Option or Convertible Security) (any such event, including any deemed distributions described in paragraphs (e) and (f) below, being herein called a "Common Stock Distribution"), for a consideration per share less than either (x) the Current Market Price per share of Common Stock on the date of such Common Stock Distribution or (y) the Exercise Price in effect at the time of such distribution, then, effective upon such Common Stock Distribution:

                  (i) the Exercise Price shall be reduced to equal the product obtained by multiplying (A) the Exercise Price in effect immediately prior to such Common Stock Distribution by (B) a fraction, (x) the numerator of which shall be the sum of the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Common Stock Distribution plus the number of shares of Common Stock which the aggregate consideration received by the Company would purchase at the greater of (I) the Exercise Price in effect immediately prior to such Common Stock Distribution and (II) the Current Market Price per share of Common Stock and (y) the denominator of which shall be the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Common Stock Distribution, and

                  (ii) the number of Warrant Shares shall be increased to equal the product obtained by multiplying (A) the number of Warrant Shares in effect immediately prior to such Common Stock Distribution by (B) a fraction, (x) the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and (y) the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

         The provisions of this paragraph (c) (including by operation of paragraph (e) or (f) below) shall not operate to increase the Exercise Price or reduce the number of Warrant Shares, except by operation of paragraph (g) below.

         (d) Other Securities. In the event that (i) the Company shall, at any time or from time to time, issue any shares of its capital stock in a reclassification or reorganization of the Common Stock, or (ii) at any time, as a result of an adjustment made pursuant to this Section 2, the Holder shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter, in each such case, the number of such other securities so receivable upon exercise of the Warrant and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section.

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         (e) Issuance of Options. In the event the Company shall, at any time or from time to time, issue, sell, distribute or otherwise grant in any manner (including by assumption) any Options, whether or not such Options (or in the case of Options to acquire Convertible Securities, the right to convert or exchange such Convertible Securities) are immediately exercisable, and the Present Value of the Exercise Price Per Share with respect to such Options shall be less than either (i) the Current Market Price per share of Common Stock on the date of the issuance, sale, distribution or granting of such Options or (ii) the Exercise Price then in effect, then, for purposes of paragraph (c) above, the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of the issuance, sale, distribution or granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such Present Value of the Exercise Price Per Share, determined as provided above, therefor.

         Except as otherwise provided in paragraph (g) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

         (f) Issuance of Convertible Securities. In the event the Company shall, at any time or from time to time, issue, sell or otherwise distribute (including by assumption) any Convertible Securities (other than upon the exercise of any Option), whether or not the right to convert or exchange such Convertible Securities are immediately exercisable, and the Present Value of the Exercise Price Per Share shall be less than (i) the Current Market Price per share of Common Stock on the date of such issuance, sale or distribution or (ii) the Exercise Price then in effect, then, for purposes of paragraph (c) above, the total maximum number of shares of Common Stock, issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such Present Value of the Exercise Price Per Share, determined as provided above, therefor.

         Except as otherwise provided in paragraph (g) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

         (g) Changes in Options and Convertible Securities. If (i) the exercise price provided for in any Options referred to in paragraph (e) above, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (e) or (f) above, or (iii) the rate at which any Convertible Securities referred to in paragraph (e) or (f) above are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section), the Exercise Price then in effect and the number of Warrant Shares shall forthwith be readjusted to the Exercise Price and the number of

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Warrant Shares that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

         (h) Certain Distributions. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then, for purposes of paragraph (c) above (by operation of paragraph (e) or (f) above, as the case may be), such Options or Convertible Securities shall be deemed to have been issued or sold without consideration except for such amounts of consideration as shall have been deemed to have been received by the Company pursuant to paragraphs (e) or (f) above, as appropriate.

         (i) Special Anti-dilution Protection For Conversion of Zaucha Obligations. Notwithstanding any other provision of this Agreement, in the event
(i) all or any portion of the Zaucha Obligations (as defined in the Credit Agreement) is converted into, exchanged for, redeemed or repaid with shares of Common Stock or Convertible Securities or (ii) one or more holders of all or any portion of the Zaucha Obligations receives any shares of Common Stock or Convertible Securities with respect to all or any portion of the Zaucha Obligations (any of the foregoing in clauses (i) or (ii) being a "Conversion"), then:

                  (i) the number of Warrant Shares in effect immediately following the Conversion shall be increased to equal the product obtained by multiplying (A) the number of Warrant Shares in effect immediately prior to the Conversion by (B) a fraction, (x) the numerator of which is the number of shares of Common Stock outstanding immediately after the Conversion (calculated on a fully diluted basis, including, without limitation, all shares of Common Stock which may be issued pursuant to any Convertible Securities issued to the holders of any Zaucha Obligations and shares of Common Stock which may be issued upon the exercise of this Warrant), and (y) the denominator of which is the number of shares of Common Stock outstanding immediately prior to the Conversion (calculated on a fully diluted basis, including, without limitation, all shares of Common Stock which may be issued upon the exercise of this Warrant), and

                  (ii) the Exercise Price in effect immediately following the Conversion shall equal the Exercise Price that was in effect immediately prior to such Conversion.

         (j) Equitable Adjustments. In case any other corporate event or transaction of the Company, outside the ordinary course of business consistent with past practice, not specified in this Section occurs which equitably requires an anti-dilutive adjustment to the Warrant, the Company's Board of Directors and the Holder shall consult with each other in good faith and mutually agree upon appropriate adjustments to the Exercise Price and the number of Warrant Shares, so that the property (including securities) to be received by the Holder hereunder upon exercise of the Warrant after the effective date of such event, shall be substantially similar, as nearly as practicable, to those which the Holder would have been entitled immediately prior to such event had the Holder exercised the Warrant prior to such event.

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         (k) Definitions. For purposes of this Section 2, the following capitalized terms have the following meanings:

                  "Assets" means cash, evidences of indebtedness, other securities or other properties or assets, or any options, warrants or other rights to subscribe for or purchase any of the foregoing.

                  "Convertible Securities" means any stock or securities convertible into or exchangeable for Common Stock.

                  "Current Market Price" per share of Common Stock at any date shall be the Closing Price.

                  "Options" means any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any Convertible Security.

                  "Present Value of the Exercise Price Per Share" with respect to the issuance of any:

                           (i) Options, means the present value determined by
                  discounting from the last date on which such Options are exercisable, at 9% per annum, the exercise price per share at which Common Stock is issuable upon the exercise of such Options or in the case of Options to acquire Convertible Securities, upon the conversion or exchange of such Convertible Securities (the "Option Exercise Price"). The Option Exercise Price is determined by dividing (x) the sum of
                  (A) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options, plus (B) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options, plus (C) in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options, and

                           (ii) Convertible Securities, means the present value
                  determined by discounting from the last date on which such Convertible Securities are convertible or exercisable, at 9% per annum, the price per share at which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (the "Convertible Securities Exercise Price"). The Convertible Securities Exercise Price shall be determined by dividing (x) the sum of (A) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale or distribution of such Convertible Securities, plus (B) the

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                  minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

         (l)  Miscellaneous.

         (i) Deferral of Certain Adjustments. No adjustment to the Exercise Price (including the related adjustment to the number of Warrant Shares) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least 1% of the Exercise Price; provided, however, that any adjustment which by reason of this paragraph is not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock.

         (ii) Notice of Certain Transactions. In the event that:

                  (A) the Company takes any action that would require an adjustment in the Exercise Price or the number of Warrant Shares,

                  (B) the Company declares or distributes any dividend, distribution, security, instrument or other rights to its stockholders that would require an adjustment pursuant to this Section,

                  (C) the Company consolidates or merges with, or transfers all or substantially all of its assets to, or makes any statutory exchange of securities with, another corporation or engages in any reorganization, restructuring, recapitalization, reclassification of capital stock or spin-off or other similar transaction, or

                  (D) there is a dissolution or liquidation or other winding up of the Company,

the Company shall, not later than 10 days prior to the earliest of the proposed record or effective date, as the case may be, or any other applicable date with respect to any of the foregoing actions or transactions (including the date, if any is to be fixed, as of which holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon any such merger, consolidation, reorganization, restructuring, recapitalization, reclassification, transfer, dissolution, liquidation or winding up), give the Holder a written notice stating such proposed record or effective date, as the case may be, or such other applicable date.

         (iii) Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the fair market value of such consideration (as mutually agreed in good faith by the Board of Directors of the Company and the Holder). If any Options shall be issued in connection with the

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issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued, sold or distributed for such amount of consideration as shall be allocated to such Options as mutually agreed in good faith by the Board of Directors of the Company and the Holder.

         (iv) Computation of Adjustments. Anything herein to the contrary notwithstanding, upon each computation of an adjustment in the Exercise Price or the number of Warrant Shares, the Exercise Price shall be computed to the nearest cent (i.e., fractions of less than half of a cent shall be disregarded and fractions of half of a cent, or more, shall be treated as being one cent) and the number of Warrant Shares, shall be calculated to the nearest share (i.e., fractions of less than half of a share shall be disregarded and fractions of half of a share, or more, shall be treated as being one share).

         (v) Certificate as to Adjustments. Upon any adjustment to the Exercise Price or the number of Warrant Shares, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares resulting from such adjustment, setting forth in reasonable detail the calculations and the facts upon which such calculation is based.

         Section 3. Representations and Covenants of the Company. The Company hereby represents, warrants and covenants to and with the Holder as follows:

                  (a) Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has the necessary corporate power and authority, to execute and deliver this Warrant, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  (b) Binding Effect. This Warrant has been duly executed and delivered by the Company and is the legal, valid and binding obligations of the Company enforceable against it in accordance with its terms.

                  (c) Contravention. Neither the execution, delivery and performance of this Warrant nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (i) conflict with or breach any provision of the Company's certificate of incorporation or bylaws, (ii) violate any law, rule or regulation by which the Company or any of its properties may be bound or affected, or (iii) conflict with or result in a default under any material contract or other material agreement to which the Company is a party or by which it or any of its properties may be bound or affected.

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                  (d) Approvals. No authorization, consent, order or approval of, notice to or registration or filing with, or any other action by any governmental authority or other person is required or advisable in connection with (i) the due execution and delivery by the Company of this Warrant, or (ii) the performance by the Company of its obligations under this Warrant.

                  (e) Reservation of Shares. The Company shall reserve and keep available out of its authorized but unissued Common Stock for issuance upon the exercise of this Warrant, free from preemptive rights, such number of shares of Common Stock for which this Warrant shall from time to time be exercisable.

                  (f) Warrant Shares Duly Authorized, etc. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and be free from all taxes, liens and charges in respect of the issuance thereof.

                  (g) No Impairment. The Company will not, by amendment of its charter documents, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant.

                  (h) Regulatory Approval of Issuance. The Company further covenants and agrees that if any shares of Common Stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or delivered upon exercise of this Warrant, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, and the right to exercise this Warrant shall be extended until 15 days after the completion of any such registration or approval.

                  (i) Listing Requirements. If and so long as any Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon exercise of this Warrant.

         Section 4. Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as follows:

                  (a) Power. The Holder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The

         Holder has the necessary power and authority, to execute and deliver this Warrant, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  (b) Binding Effect. This Warrant has been duly executed and delivered by the Holder and is the legal, valid and binding obligation of the Holder enforceable against it in accordance with its terms.

                  (c) Contravention. Neither the execution, delivery and performance of this Warrant nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (i) conflict with or breach any provision of the Holder's organizational documents, (ii) violate any law, rule or regulation by which the Holder or any of its properties may be bound or affected, or
         (iii) conflict with or result in a default under any material contract or other material agreement to which the Holder is a party or by which it or any of its properties may be bound or affected.

                  (d) Approvals. No authorization, consent, order or approval of, notice to or registration or filing with, or any other action by any governmental authority or other person is required or advisable in connection with (i) the due execution and delivery by the Holder of this Warrant, or (ii) the performance by the Holder of its obligations under this Warrant.

                  (e) Review of Information. The Holder has carefully read and reviewed the material furnished to it with respect to the Company and the Warrant.

                  (f) No Registration Under Securities Act. The Holder understands and acknowledges that the Warrants and the shares of Common Stock issuable upon conversion thereof are not being registered under the 1933 Act or any state securities laws, on the grounds that the issuance thereof is exempt under Section 4(2) of the 1933 Act, and such state securities laws as a transaction by an issuer not involving any public offering, and that reliance on such exemption is predicated in part on the representations by the Holder herein. The Holder understands that the Warrants cannot be sold unless they are subsequently registered under the 1933 Act and applicable state securities laws or an exemption from such registration is available.

                  (g) Investment Intent. The Holder is acquiring the Warrant for investment, solely for the Holder's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.

                  (h) Accredited Investor. The Holder is an accredited investor, as defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         Section 5.  Registration Rights.

         (a) Registrable Securities. As used herein the term "Registrable Security" means each of the Warrants, the Warrant Shares and any shares of Common Stock or other securities issued upon any stock split, stock dividend or similar transaction in respect of such Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the 1933 Act and disposed of pursuant thereto,
(ii) registration under the 1933 Act is no longer required for the immediate public distribution of such security or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 5 pursuant to the provisions of Section 2 hereof.

         (b) Piggyback Registration. (i) If, at any time during the six years following the date of this Agreement, the Company proposes to register its securities or any such securities of the Company held by its security holders by filing a registration statement, or any post-effective amendment to a registration statement filed by the Company, pursuant to the 1933 Act (in any such case, other than pursuant to Form S-8 of the 1933 Act or any successor form) (a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least 30 business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "Requesting Holder"), made within 15 business days after receipt of the Notice, that the Company include the Requesting Holder's Registrable Securities in the proposed Registration Statement (such request to specify the number and classes of Registrable Securities to be so included in an amount equal to no less than the lesser of (a) 50,000 shares or (b) the Requesting Holder's total number of Registrable Securities), the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the 1933 Act of the Registrable Securities which it has been so requested to register (a "Piggyback Registration"), at the Company's sole cost and expense; provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or the selling security holders, will exceed the maximum amount of the Company's securities which can be sold (x) at a price reasonably related to their then current market value, or (y) without materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register.

         (ii) If securities are proposed to be offered for sale pursuant to such Registration Statement by other selling security holders of the Company and the total number of securities to be offered by the Requesting Holders and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above), the aggregate number of Registrable Securities to be offered by Requesting Holders pursuant to such Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the managing underwriter believes may be included for all the selling security holders (including the Requesting Holders) as the original number of Registrable Securities proposed to be sold by the Requesting Holders bears to the total original number of securities proposed to be offered by the Requesting Holders and other selling security holders.

         (iii) Notwithstanding the provisions of this Section 5(b), the Company shall have the right at any time after it shall have given written notice pursuant to this Section 5(b) (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof. Any Requesting Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 5(b) by giving written notice to the Company of its request to withdraw any time prior to the effective date of the Registration Statement.

         (c)  Demand Registration.

         (i) At any time during the five years following the date of this Agreement, any "Majority Holder" (as such term is defined in Section 5(c)(iii) below) of the Registrable Securities shall have the right (which right is in addition to the piggyback registration rights provided for under Section 5(b) hereof), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, at the sole cost and expense of the Company, a Registration Statement and such other document, including a prospectus, as may be necessary (in the opinion of both counsel for the Company and counsel for such Majority Holder), in order to comply with the provisions of the 1933 Act, so as to permit a public offering and sale of the Registrable Securities by the holders thereof, for a period of 24 consecutive months, provided, that, if any such Majority Holder shall so request within a reasonable time prior to the end of such 24 month period, such Majority Holder shall also have the right to have the Company take such actions as may be necessary to extend the period of effectiveness of such Registration Statement and the public offering and sale of the Registrable Securities for such additional time (not to exceed an additional 24 months) as may be reasonably requested by such Majority Holder.

         (ii) The Company covenants and agrees to give written notice of any Demand Registration Request to all holders of the Registrable Securities within ten days from the date of the Company's receipt of any such Demand Registration Request. After receiving notice from the Company as provided in this Section 5(c)(ii), holders of Registrable Securities may request the Company to include their Registrable Securities in the Registration Statement to be filed pursuant to Section 5(c)(i) hereof by notifying the Company of their decision to include such securities within ten days of their receipt of the Company's notice.

         (iii) The term "Majority Holder" as used herein shall mean any holder or any combination of holders of Registrable Securities, if such holders' aggregate number of Warrant Shares (including Shares already issued and Warrant Shares issuable pursuant to the exercise of outstanding Warrants) of Registrable Securities constitute a majority of the aggregate number of Warrant Shares (including Warrant Shares already issued and Warrant Shares issuable pursuant to the exercise of outstanding Warrants) of the Registrable Securities.

         (iv) A registration under this Section 5(c) will not be deemed to have been effected unless the Registration Statement has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of the Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, the NASD or if the Commission, any other governmental or administrative, the NASD agency or any court prevents or otherwise limits the sale of the Registrable Securities pursuant to the registration, such registration will be deemed not to have been effected as to the Registrable Securities subject to such stop order, injunction, other order, requirement or limitation. If (x) a registration requested pursuant to this
Section 5(c) is deemed
not to have been effected or (y) the Registration Statement requested pursuant to this Section 5(c) does not remain effective for a period of at least 24 consecutive months beyond the effective date thereof or such longer period as any Majority Holder may have requested pursuant to this Section 5(c), then the Company shall continue to be obligated to effect such registration pursuant to this Section 5(c).

         (d) Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 5(c) hereof (each, a "Selling Holder"), the Company will use its best efforts to effect registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

                  (i) The Company will expeditiously as possible prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed Registration Statement to become and remain effective for a period of not less than 24 consecutive months.

                  (ii) The Company will as expeditiously as possible prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 24 consecutive months or for such longer period as any Majority Holder may have requested pursuant to Section 5(c) above, and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended method of disposition of each holder of Registrable Securities selling Registrable Securities thereunder.

                  (iii) The Company will, prior to filing a Registration Statement or prospectus or any amendment or supplement thereto, furnish to (x) each Selling Holder and (y) not more than one counsel representing all Selling Holders, to be selected by the Majority Holder, copies of such Registration Statement, each amendment or supplement thereto and any prospectus included in such Registration Statement (including any preliminary prospectus) as proposed to be filed, together with exhibits thereto and documents incorporated by reference therein, which documents will be subject to review and approval by the foregoing within five days after delivery, and thereafter furnish to such Selling Holders and counsel such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), any prospectus included in such Registration Statement (including any preliminary prospectus) and such other documents or information as such Selling Holders or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holders.

                  (iv) After the filing of the Registration Statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such Registration Statement of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order and to remove it if entered.

                  (v) The Company will use its reasonable efforts to (x) register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions in the United States as any Selling Holder of such Registrable Securities may reasonably (in light of such Selling Holder's intended plan of distribution, if any) request, and
         (y) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (v), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction.

                  (vi) The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, (x) of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (y) promptly make available to each Selling Holder the number of copies of any such supplement or amendment as each Selling Holder may reasonably request, and (z) of the period during which sales of the Registrable Securities cannot be made.

                  (vii) The Company will enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

                  (viii) The Company will use its reasonable efforts to cause all such Registrable Securities (other than the Warrants) to be listed on each exchange or market on which the Common Stock is then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or market and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers, Inc. (the "NASD").

                  (ix) The Company will appoint a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement. The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding such Selling Holder's proposed distribution of Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such registration any Selling Holder who fails to provide such information.

         (e) Registration Expenses. In connection with any Demand Registration pursuant to Section 5(c) hereof and any Piggyback Registration pursuant to
Section 5(b) hereof, the Company shall pay the following registration expenses incurred in connection with the registrations thereunder: (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) fees and expenses associated with filings to be made with the NASD (including fees and disbursements of counsel in connection therewith), (iv) printing expenses, (v) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties),
(vi) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vii) fees and disbursements of counsel for the Company and customary fees and expenses for independent public accountants retained by the Company, (viii) the fees and expenses of any special experts retained by the Company in connection with such registration, (ix) reasonable fees and expenses of one firm of counsel for the Selling Holders to be chosen by the Majority Holder and (x) any reasonable out-of-pocket expenses of the Selling Holders. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, such costs to be borne by the holder or holders making the request.

         (f) Indemnification and Contribution.

         (i) The Company agrees to indemnify, defend and hold harmless any holder of Registrable Securities to be sold pursuant to any Registration Statement, any person deemed to be an underwriter under the 1933 Act and each person, if any, who controls such holder or person deemed to be an underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, each such holder or person deemed to be an underwriter's agent, employee, officer and/or director and the agents, employees, officers and directors of any such controlling persons (collectively, the "Holder Indemnified Parties") from and against any losses, claims, damages, judgements, liabilities and expenses, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense, settlement, and investigation and all reasonable attorneys' fees and expenses), to which such Holder Indemnified Party may become subject (regardless of whether the Holder Indemnified Party is a party to the litigation, if any) under the 1933 Act or otherwise, and will reimburse, as incurred, such Holder Indemnified Party for any legal or other expenses reasonably incurred in connection with settling, investigating, defending against or appearing as a third party witness in connection with any losses, claims, damages, judgments, liabilities and expenses, insofar as such losses, claims, damages, judgments, liabilities and expenses (or actions in respect thereof) (x) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in
(A) a Registration Statement or any other registration statement filed by the Company under the 1933 Act, any preliminary prospectus or prospectus included therein, or any amendment or supplement thereto, required to be filed or furnished by reason of this Agreement, or (B) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or (y) arise out of or are based upon the omission or alleged omission to state in any such registration statement, any preliminary prospectus, prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein, and with respect to any preliminary prospectus or prospectus, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, judgment, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made based upon, and in conformity with, written information furnished by any holder of Registrable Securities to the Company concerning the holders of Registrable Securities specifically for use in the preparation of such registration statements or any such amendment or supplement thereof or any such Blue Sky Application or any such preliminary prospectus or prospectus or any such amendment or supplement thereto. This indemnity will be in addition to any liability which the Company may otherwise have.

         If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Holder Indemnified Party with respect to which indemnity may be sought against the Company pursuant to this Section 5(f), such Holder

Indemnified Party shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel satisfactory to the Holder Indemnified Party and payment of all fees and expenses; provided, that the omission so to notify the Company shall not relieve the Company from any liability that it may have to any Holder Indemnified Party unless such an omission to notify the Company prejudices the Company's ability to defend such actions or proceeding. A Holder Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to assume the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holder Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the Company, (ii) the Company has failed promptly to assume the defense and employ counsel satisfactory to the Holder Indemnified Party after being notified in writing by the Holder Indemnified Party of such action or proceeding, or (iii) such Holder Indemnified Party shall have reasonably concluded that there may be one or more defenses available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the Holder Indemnified Party), in any of which events such fees and expenses shall be borne by the Company and reimbursed as they are incurred. It is understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Holder Indemnified Parties, which firm shall be designated in writing by the Majority Holder and that all such fees and expenses shall be reimbursed as they are incurred. Anything in this paragraph to the contrary notwithstanding (i) no Holder Indemnified Party shall be liable for any settlement of any such claim or action effected without the written consent of such Holder Indemnified Party (which consent shall not be unreasonably withheld or delayed), but if settled with the written consent of the Holder Indemnified Parties, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Holder Indemnified Party from and against any loss or liability by reason of such settlement or judgment and (ii) no settlement of any such claim or action shall be effected without including an unconditional and irrevocable release of the Holder Indemnified Parties from all liability in respect of such claim or action.

         (ii) Each holder of Registrable Securities severally, but not jointly and severally, will indemnify, defend and hold harmless the Company, each of its directors, each nominee (if any) for director named in the prospectus included in the Registration Statement, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties") to the same extent as the foregoing indemnity from the Company but only with respect to written information furnished through such holder of Registrable Securities to the Company concerning such holder of Registrable Securities specifically for use in the preparation of such Registration Statement or prospectus. In case any action shall be brought against any Company Indemnified Party based on such Registration Statement or any prospectus and in respect of which indemnity may be sought against any holder of Registrable Securities pursuant to this Section 5(f)(ii), the holder of Registrable Securities shall have the rights and duties given to the Company by Section 5(f) (except that if the Company shall have assumed the defense thereof such holder shall not be required to do so, but such holder may nonetheless employ separate counsel therein and participate in the defense thereof; provided that the fees and expenses of such separate counsel shall be at such holder's expense), and the Company Indemnified Parties shall have the rights and duties given to the Holder Indemnified Parties by Section 5(f)(i).

         (iii) In order to provide for just and equitable contribution under the 1933 Act in any case in which (x) any Holder Indemnified Party or the Company makes claim for indemnification pursuant to Section 5(f) hereof but it is judicially determined by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 5(f) provide for indemnification in such case, or (y) contribution under the 1933 Act may be required on the part of any holder of Registrable Securities or Company Indemnified Party, then the Company Indemnified Party and any such holder of Registrable Securities shall contribute to the aggregate losses, claims, damages, judgments, liabilities or expenses to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense, settlement and investigation and all reasonable attorneys' fees and expenses) in either such case (after contribution from others) in such proportions as is appropriate to reflect the relative fault of the Company and any holder of Registrable Securities in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company, or the holder of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holder agree (A) that it would not be just and equitable if the respective obligations of the Company and the holders of Registrable Securities to contribute pursuant to this Section 5(f)(iii) were to be determined by pro rata or per capita allocation of the aggregate damages (even if the holders of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 5(f)(iii), and (B) that the contribution of each contributing holder of Registrable Securities shall not be in excess of the proceeds received by such person from sales of Registrable Securities unless such holder of Registrable Securities is found guilty by a court of competent jurisdiction of fraudulent misrepresentation. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. If the full amount of the contribution specified in this paragraph is not permitted by law, then any holder of Registrable Securities shall be entitled to contribution from the Company and the Company shall be entitled to contribution from any holder of Registrable Securities to the full extent permitted by law.

         (iv) Notwithstanding anything contained herein to the contrary, no holder of Registrable Securities or person that controls any such holder within the meaning of the 1933 Act, if applicable, shall be obligated to indemnify any Company Indemnified Party or to make any contribution pursuant to this Section 5(f), in an amount in excess of the net proceeds received by such holder of Registrable Securities with respect to the sale of its Registrable Securities unless such holder of Registrable Securities is found guilty by a court of competent jurisdiction of fraudulent misrepresentation.

         (g) No Obligation to Exercise. Nothing contained in this Agreement shall be construed as requiring any Holder to exercise its Warrants prior to the initial filing of any Registration Statement or the effectiveness thereof.

         Section 6. Transferability. This Warrant shall be transferable in whole or in part to one or more transferees. Any such transfer, assignment or conveyance shall be made on the books of the Company maintained for such purpose at the principal office of the Company upon surrender of this Warrant and a properly completed and executed assignment substantially in the form of Exhibit B attached hereto.

         Section 7. Exchangeability. This Warrant is exchangeable, upon the surrender hereof by the Holder at said office of the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder at the time of such surrender.

         Section 8. Lost, Stolen, Mutilated or Destroyed Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, receipt by the Company of an executed affidavit of lost or stolen warrant and, if reasonably requested by the Company's transfer agent or any federal or state laws, rules or regulations the post of a bond by the Holders and, in case of loss, theft or destruction, upon the agreement of the Holder to indemnify and hold harmless the Company, and its directors and officers against any and all loss, liability, damage, cost and expenses (including reasonable attorneys' fees) which may be incurred by the Company in connection with, or arising out of, the issuance of a new Warrant or, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

         Section 9. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company whatsoever, except the rights expressed herein, and no dividend or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until and unless, and except to the extent that, this Warrant shall be exercised.

         Section 10. Definition of Common Stock. As used herein, "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company as authorized on the date hereof, and also any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided, however, that the shares purchasable pursuant to this Warrant shall include only shares designated as Common Stock, par value $0.01 per share, of the Company on the date hereof, or shares of any class or classes resulting from any reclassification or reclassifications thereof which are not limited to any such fixed sum or percentage and are not subject to redemption by the Company and in case at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         Section 11. Miscellaneous.

         (a) Amendment of Warrant. This Warrant may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         (b) Successors and Assigns. This Warrant will be binding upon and inure to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto.

         (c) No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement will be cumulative and not exclusive of any rights or remedies provided by law.

         (d) Severability. If any term or other provision of this Warrant is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Warrant will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         (e) Governing Law. This Warrant will be governed by, and construed in accordance with, the internal laws of the State of New York without giving effect to any choice of law or conflict of law, provision or rule of the State of New York.

         (f) Counterparts. This Warrant may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

         (g) Descriptive Headings. The headings in this Warrant and in the schedules and exhibits hereto are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

         (h) Submission to Jurisdiction. Any lawsuit, action or proceeding with respect to this Warrant may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and each of the Company and the Holder hereby accept for themselves and in respect of its property, generally and unconditionally, the jurisdiction of these courts. Each of the Company and the Holder hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any lawsuit, action or proceeding in those jurisdictions.

         IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to be executed as of the date first written above.

                                   NORTHSTAR HEALTH SERVICES, INC.


                                   By:____________________________________
                                      Name:
                                      Title:


                                   CERBERUS CAPITAL MANAGEMENT, LLC,
                                       as Agent for the Lenders under the Credit
                                       Agreement


                                   By:____________________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT A
                                                                              to
                                                               WARRANT AGREEMENT

                                Subscription Form
                                -----------------

To:      Northstar Health Services, Inc.
         The Atrium
         665 Philadelphia Street
         P.O. Box 1289
         Indiana, Pennsylvania 15701

         (a) The undersigned hereby elects to purchase [INSERT NUMBER OF SHARES] of Common Stock of Northstar Health Services, Inc., pursuant to the terms of the attached Warrant, and tenders payment of the purchase price for such shares in full.

         (b) In exercising this Warrant, the undersigned hereby confirms and acknowledges that all of the representations and warranties of the undersigned set forth in Section 4 of the Warrant are true and correct as of this date.

         (c) Please issue a certificate or certificates representing said shares of Common Stock in the name or names specified below:

          [INSERT NAME, ADDRESS AND NUMBER OF SHARES TO BE ISSUED]

         (d) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

         [INSERT NAME OF HOLDER IF APPLICABLE]

Dated: ____________________        HOLDER:

                                   CERBERUS CAPITAL MANAGEMENT, LLC,
                                       as Agent for the Lenders under the Credit
                                       Agreement



                                   By:____________________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT B
                                                                              to
                                                               WARRANT AGREEMENT

                               Form of Assignment
                               ------------------

To:      Northstar Health Services, Inc.
         The Atrium
         665 Philadelphia Street
         P.O. Box 1289
         Indiana, Pennsylvania 15701

         FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto each of the Assignee(s) named below all of the rights of the undersigned under such Warrant, with respect to the number of Warrant Shares set forth below:

                                                        Number of Shares
                                                           of Warrant
Name of Assignee           Address                       Stock Assigned
----------------           -------                      ----------------

----------------------     -------------------------    ----------------

and does hereby irrevocably constitute and appoint the Secretary of Northstar Health Services, Inc. (the "Company") as attorney to make such transfer on the books of the Company maintained for such purpose, with full power of substitution.

Dated: ___________________         HOLDER:

                                   CERBERUS CAPITAL MANAGEMENT, LLC,
                                       as Agent for the Lenders under the Credit
                                       Agreement

                                   By:____________________________________
                                      Name:
                                      Title: